Exhibit 10.9

INVERNESS MEDICAL INNOVATIONS, INC.

2001 EMPLOYEE STOCK PURCHASE PLAN

First Amendment

The Inverness Medical Innovations, Inc. 2001 Employee Stock Purchase Plan shall be amended as follows, effective as of the date hereof:

1.                                         Delete the phrase “or overlap any other Offering.” from the last sentence of Section 2, Offerings.

2.                                         Delete the first full sentence of Section 4, Participation, and insert in its place the following:

An employee eligible on any Offering Date, who is not, as of such date, participating in another Offering of the Company, may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least 10 business days before the Offering Date (or by such other deadline as shall be established for the Offering).

3.                                         To designate Unipath Diagnostics, Inc. as a Designate Subsidiary under the Plan.

4.             Except as herein amended, the provisions of the Plan shall remain in full force and effect.

APPROVED BY THE BOARD OF DIRECTORS:  February 6, 2002